UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010

                                OCM Mutual Fund
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                          Livermore, California 94550
              (Address of principal executive offices) (Zip code)


                               Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                          Livermore, California 94550
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802

                      Date of fiscal year end: November 30
                  Date of reporting period: November 30, 2010

ITEM 1. REPORT TO STOCKHOLDERS.




                                      LOGO
                                 -------------
                                 OCM GOLD FUND
                                 =============







                                 Annual Report
                               November 30, 2010

"YOU HAVE TO CHOOSE [AS A VOTER] BETWEEN TRUSTING TO THE NATURAL STABILITY OF GOLD AND THE NATURAL STABILITY OF THE HONESTY AND INTELLIGENCE OF THE MEMBERS OF THE GOVERNMENT. AND, WITH DUE RESPECT FOR THESE GENTLEMEN, I ADVISE YOU, AS LONG AS THE CAPITALIST SYSTEM LASTS, TO VOTE FOR GOLD."

                                                George Bernard Shaw (1856 -1950)



Dear Fellow Shareholders:

For the fiscal year ended November 30, 2010, the OCM Gold Fund Investor Class gained 26.70% (21.01% after maximum sales load). In comparison, the Philadelphia Stock Exchange Gold/Silver Index (XAU) advanced 16.91% and the S&P 500 was up 9.94% over the report period. The Advisor Class cumulative return from its April 1, 2010, inception to the end of the fiscal year was a gain of 37.81% versus 29.70% for the XAU and 2.34% for the S&P 500. A long-term capital gains dividend of $2.51 per share was paid December 22, 2010 to shareholders of record on December 21, 2010. Performance numbers for the calendar period ended December 31, 2010 are presented in the tables below. The outperformance of your Fund versus the S&P 500 over the past ten years is highlighted by the Investor Class ten year average annual return of 26.79% (26.20% after maximum sales load) as of December 31, 2010 versus 1.41% for the S&P 500. The XAU average annual return for the same period was 17.40%. Your Fund's investment strategy of owning a select portfolio of major, intermediate and junior gold producers enabled it to outperform the XAU over these periods.


Gold price, USD per ounce, London PM fix


CHART OMITTED

                    1998       287.80
                    1999       290.25
                    2000       272.65
                    2001       276.50
                    2002       347.20
                    2003       417.25
                    2004       435.60
                    2005       513.00
                    2006       632.00
                    2007       833.75
                    2008       869.75
                    2009      1087.50
                    2010      1405.50




Source: IHS Global Insight

MARKET COMMENTARY

Gold prices accelerated to new highs in the second half of the year as the Federal Reserve enacted a second round of quantitative easing (QE2) to stimulate the U.S. economy in an effort to keep deflationary demons at bay Chairman Bernanke and Federal Reserve officials make no illusion that the desired effect of the policy is to create inflation and drive funds away from treasuries and into other assets. While investors sold dollars in response to the Fed's money printing actions, Brazil's finance minister, Guido Mantega, proclaimed, "We're in the midst of an international currency war, a general weakening of currency." Gold prices benefited in dollar terms as the inherent deficiencies of paper currencies as a long-term store of value became increasingly clear to a wider audience Based on London PM fix, gold closed the year at $1405.50, up 29.24% for 2010.

The euro has provided little refuge as sovereign debt issues in Portugal, Italy, Ireland, Greece and Spain (PIIGS) raise concerns about the long-term viability of a currency with no sovereign backing. With the European Central Bank (ECB) having already thrown a life line to Greece and Ireland, citizens in other European countries, such as Germany and France, are not keen on paying for the perceived fiscal irresponsibility of others. However, with European banks still highly levered and heavily exposed to weak sovereign credits across Europe, finance minis-ters in Germany and France have little choice but acquiesce to further ECB bailouts in order to stave off pressure on the banking system and a possible unraveling of the euro. We believe aid provided by the ECB only prolongs a day of reckoning as permanent resolutions to credit woes afflicting the PIIGS will remain elusive. Auctions of maturing sovereign debt in the PIIGS will increasingly become a spectator sport in the next couple of years, in our opinion, as the prospect for failed auctions elevates. Additionally, policymakers in individual countries may find the path of least resistance to deal with their respective economic ailments will be to exit the euro and reintroduce a depreciated national currency.

With competitive devaluations, the order of the day, central banks have become net buyers of gold, with China, India, and Russia leading the way. Through a process of elimination, gold is becoming the reserve asset of choice for a number of central banks. World Bank president, Robert Zoellick, in November took criticism for suggesting it was time for a new international monetary system and that gold was the "elephant in the room" being ignored by policymakers. The process of reintroducing an official role for gold as a reference point, in our opinion, appears to be in the early stages but will only become a reality when market forces demand it. We believe Zoellick's com-ment was the first shot across the bow. Fundamentals to pricing gold may have to be discarded if central banks do indeed adopt an official role for gold.

Against a backdrop of deteriorating finances, it is estimated sovereign credit needs in Europe are $2 trillion with the U.S. Treasury facing $3 trillion in maturities and new financing requirements in 2011. Additionally, federal stimulus dollars allowed state and municipal governments to "kick the can down the road" and delay the reality of dealing with budget financing gaps that now must be dealt with. The hope is China and other Asian central banks will be the lenders at the margin that allow for rolling over of maturing obligations. However, the Chinese are unlikely to stand in and take one for the team when the policy of Western democracies is to debase their currencies Therefore, the borrowing capacity of sovereign governments and municipalities will be tested as markets weigh the solvency of public finances. A high profile municipal bond default(s) in the U.S. without federal intervention or a failed auction by one of the PIIGS could be the domino that sets off a sequence of funding crises across the entire financial system, in our opinion. The necessity of the Federal Reserve and ECB to continue endless rounds of quantitative easing would be the type of event, we believe, that would cause the markets to demand a new monetary order and an official role for gold.

For all the talk of gold being in a bubble and over owned and sell recommendations coming from pundits who never recommended buying gold, the simple fact remains that central banks in the Western economies appear intent to debase paper currencies in an effort to deal with economic weakness and fiscal deficits. Clearly, printing money is the political path of least resistance versus taking austerity measures and raising taxes. In our opinion, there is further monetary damage on the horizon and talk of gold being in a bubble will give way to the realization that gold remains under owned as investors scramble for monetary preservation. According to International Strategy and Investment Group gold ownership represents a mere 0.6% of total global financial assets (stocks, bonds and cash). This is still near the all-time low (0.3%) reached in 2001 and significantly below the 1980 level peak of 3.0%. If gold ownership doubles to 1.2% it would equate to 26,000 tonnes of additional demand or the equivalent of 10 years worth of current production.

The investment strategy of the OCM Gold Fund is to provide its shareholders with participation in gold and silver mining assets that will benefit in a rising gold price environment in order to provide a hedge against monetary debasement. The OCM Gold Fund invests across all market cap sectors of the gold industry, major producers, intermediate producers, junior producers and exploration and development companies. Your Fund is not intent on making short-term trading calls on the gold market as evidenced by our low turnover rate of 12%.

The influx of new exchange traded funds (ETFs) related to gold has created competition for the gold miners to differentiate themselves. With increased cash flows, both major and intermediate gold producers have begun to raise dividend payments, which is a step in the right direction to enhance shareholder returns. Secondly, gold mining companies have begun to pay better attention to their per share metrics of production and reserves per share along with their cash flow per share. This is all positive for gold share investors going forward. Your Fund has historically maintained a significant position in both junior gold producers and exploration and development companies with notable success. The increase in exploration spending over the past ten years is beginning to bear fruit with a number of exciting discoveries. With the major gold producers and intermediate/mid- gold producers looking to replace and grow reserves, we expect acquisition of exploration and development companies to deliver outsized returns as competition for assets intensifies over the next couple of years.

CONCLUSION

We remain convinced the re-monetization of gold is still in the early stages as central banks and investors seek refuge from depreciating paper currencies. Furthermore, we expect gold price volatility to continue as gold acts as barometer of global liquidity both up and down. Overall, we are looking for significantly higher U.S. Dollar gold prices from current record levels. Regarding gold shares, we believe gold equities will be revalued once the market realizes gold prices will sustain higher levels. With the total market capitalization of the entire global gold mining industry rivaling that of Apple, we believe there is room for gold share prices to move substantially higher as investors appreciate the earnings leverage inherent in gold mining companies.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to assisting you in meeting your investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,


/s/ GREGORY M. ORRELL
----------------------
Gregory M. Orrell
PRESIDENT AND PORTFOLIO MANAGER
JANUARY 24, 2010


--------------------------------------------------------------------------------

INVESTING IN THE OCM GOLD FUND INVOLVES RISKS INCLUDING THE LOSS OF PRINCIPAL. MANY OF THE COMPANIES IN WHICH THE FUND INVESTS ARE SMALLER CAPITALIZATION COMPANIES WHICH MAY SUBJECT THE FUND TO GREATER RISK THAN SECURITIES OF LARGER, MORE-ESTABLISHED COMPANIES, AS THEY OFTEN HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY BE SUBJECT TO MORE-ABRUPT MARKET MOVEMENTS. THE FUND ALSO INVESTS IN SECURITIES OF GOLD AND PRECIOUS METALS WHICH MAY BE SUBJECT TO GREATER PRICE FLUCTUATIONS OVER SHORT PERIODS OF TIME. THE FUND IS A NON-DIVERSIFIED INVESTMENT COMPANY MEANING IT WILL INVEST IN FEWER SECURITIES THAN DIVERSIFIED INVESTMENT COMPANIES AND ITS PERFORMANCE MAY BE MORE VOLATILE. THE FUND CONTAINS INTERNATIONAL SECURITIES THAT MAY PROVIDE THE OPPORTUNITY FOR GREATER RETURN BUT ALSO HAVE SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTING INCLUDING FLUCTUATIONS IN CURRENCY, GOVERNMENT REGULATION, DIFFERENCES IN ACCOUNTING STANDARDS AND LIQUIDITY.

Investor Class Performance as of November 30, 2010
--------------------------------------------------------------------------------
                         OCMGX           OCMGX   Philadelphia Gold
                      (without load)  (with load)    Index (XAU)      S&P 500
--------------------------------------------------------------------------------
Six Months                22.96%        17.42%         23.05%          9.50%
--------------------------------------------------------------------------------
One Year                  26.70%        21.01%         16.91%          9.94%
--------------------------------------------------------------------------------
3 Year Annualized         15.94%        14.18%          8.48%        (-5.15%)
--------------------------------------------------------------------------------
5 Year Annualized         23.45%        22.31%         14.28%          0.98%
--------------------------------------------------------------------------------
10 Year Annualized        27.12%        26.52%         17.69%          0.81%
--------------------------------------------------------------------------------


Advisor Class Performance as of November 30, 2010
--------------------------------------------------------------------------------
                                   Philadelphia Gold
                          OCMAX       Index (XAU)     S&P 500
--------------------------------------------------------------------------------
Six Months                23.29%        23.05%          9.50%
--------------------------------------------------------------------------------
Since Inception*          37.81%        29.70%          2.34%
--------------------------------------------------------------------------------

Investor Class Performance as of December 31, 2010
--------------------------------------------------------------------------------
                          OCMGX         OCMGX   Philadelphia Gold
                      (without load) (with load)    Index (XAU)      S&P 500
--------------------------------------------------------------------------------
Six Months                24.27%        18.66%         28.31%         23.27%
--------------------------------------------------------------------------------
One Year                  40.37%        34.05%         35.95%         15.06%
--------------------------------------------------------------------------------
3 Year Annualized         15.89%        14.12%         10.30%        (-2.85%)
--------------------------------------------------------------------------------
5 Year Annualized         21.29%        20.19%         13.18%          2.29%
--------------------------------------------------------------------------------
10 Year Annualized        26.79%        26.20%         17.40%          1.41%
--------------------------------------------------------------------------------

Advisor Class Performance as of December 31, 2010
--------------------------------------------------------------------------------
                                  Philadelphia Gold
                           OCMAX     Index (XAU)      S&P 500
--------------------------------------------------------------------------------
Six Months                24.58%        28.31%         23.27%
--------------------------------------------------------------------------------
Since Inception*          42.39%        38.18%          9.18%
--------------------------------------------------------------------------------

------
* Inception: April 1, 2010

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND INVESTOR CLASS AND ADVISOR CLASS ARE 1.94% AND 1.48% RESPECTIVELY. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------

1 The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

2 The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization- index of 500 widely held common stocks. You cannot invest directly in an index.

                                 OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS -- NOVEMBER 30, 2010

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS 94.8%
MAJOR GOLD PRODUCERS 34.0%
   225,000    AngloGold Ashanti Ltd. ADR .......................   $ 10,536,750
    75,000    Barrick Gold Corp.................................      3,873,750
   270,000    Gold Fields Ltd. ADR .............................      4,506,300
   500,050    Goldcorp, Inc.....................................     22,797,280
   924,080    Kinross Gold Corp.................................     16,106,714
    13,134    Newcrest Mining Ltd...............................        499,150
    39,402    Newcrest Mining Ltd. ADR .........................      1,515,007
   116,500    Newmont Mining Corp...............................      6,853,695
                                                                   ------------
                                                                     66,688,646
                                                                   ------------
INTERMEDIATE/MID-TIER GOLD 31.9%
   161,860    Agnico-Eagle Mines Ltd............................     13,063,721
   500,000    Centerra Gold, Inc................................      9,760,849
   585,833    Eldorado Gold Corp................................     10,216,927
   504,800    IAMGOLD Corp......................................      8,268,624
   250,000    Northgate Minerals Corp.* ........................        747,650
   140,000    Randgold Resources Ltd. ADR ......................     13,168,400
   634,750    Yamana Gold, Inc..................................      7,413,880
                                                                   ------------
                                                                     62,640,051
                                                                   ------------
JUNIOR GOLD PRODUCERS 8.0%
   227,000    Argonaut Gold Ltd.* ..............................        942,010
   120,000    Aura Minerals, Inc.* .............................        474,599
   250,000    Aurizon Mines Ltd.* ..............................      1,785,000
   291,200    Claude Resources, Inc.* ..........................        445,360
   305,500    Dundee Precious Metals, Inc.* ....................      2,800,404
   281,011    Kingsgate Consolidated Ltd........................      2,701,563
   200,000    New Gold, Inc.* ..................................      1,876,000
   184,000    Primero Mining Corp.* ............................        949,978
   665,500    San Gold Corp.* ..................................      2,132,867
   133,700    SEMAFO, Inc.* ....................................      1,615,002
                                                                   ------------
                                                                     15,722,783
                                                                   ------------


--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT 12.3%
   250,000      Anatolia Minerals Development Ltd.* ............   $  1,741,269
   240,000      Andina Minerals, Inc.* .........................        343,675
   400,000      Argentex Mining Corp.* .........................        336,000
 1,460,000      Avala Resources Ltd.* ..........................      2,702,255
   500,000      B2Gold Corp.* ..................................      1,251,766
   550,000      Colt Resources, Inc.* ..........................        401,500
   500,000      Evolving Gold Corp.* ...........................        487,068
   829,500      Grayd Resource Corp.* ..........................      1,244,391
   250,000      Great Basin Gold Ltd.* .........................        730,000
 3,500,000      Indochine Mining Ltd.*^ ........................        670,948
   100,000      Kiska Metals Corp.* ............................        150,017
   300,000      MAG Silver Corp.* ..............................      3,372,461
   700,000      Millrock Resources, Inc.* ......................        634,163
   146,400      Nevsun Resources Ltd.* .........................        831,552
   500,000      Peregrine Metals Ltd.* .........................        399,396
    50,000      Premier Gold Mines Ltd.* .......................        369,685
   300,000      Rainy River Resources Ltd.* ....................      3,769,909
   300,000      Sabina Silver Corp.* ...........................      1,659,929
 2,666,000      Sutter Gold Mining, Inc.* ......................        675,233
   100,000      Tahoe Resources, Inc.* .........................      1,579,076
   500,000      Torex Gold Resources, Inc.* ....................        828,016
                                                                   ------------
                                                                     24,178,309
                                                                   ------------
PRIMARY SILVER PRODUCERS 5.5%
   225,000      Fortuna Silver Mines, Inc.* ....................        944,669
    48,075      Pan American Silver Corp........................      1,800,409
   216,599      Silver Wheaton Corp.* ..........................      7,996,787
                                                                   ------------
                                                                     10,741,865
                                                                   ------------
OTHER 3.1%
   200,000      Altius Minerals Corp.* .........................      2,108,032
    14,800      Franco-Nevada Corp..............................        495,376
    65,000      Royal Gold, Inc.................................      3,348,800
                                                                   ------------
                                                                      5,952,208
                                                                   ------------
TOTAL COMMON STOCKS
                (Cost $53,345,634) .............................    185,923,862
                                                                   ------------

                       See notes to financial statements.

                                OCM GOLD FUND
            SCHEDULE OF INVESTMENTS -- NOVEMBER 30, 2010 (CONTINUED)

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND 4.5%
    65,000      SPDR Gold Trust ................................   $  8,802,300
                                                                   ------------
TOTAL EXCHANGE TRADED FUND
                (Cost $2,873,650) ..............................      8,802,300
                                                                   ------------
WARRANTS 0.6%
   730,000      Avala Resources Ltd.*+#
                Exercise Price 0.50 CAD,
                Exp. 7/30/2013 .................................        995,567
   150,000      EMC Metals Corp.*+#
                Exercise Price 3.35 CAD,
                Exp. 8/15/2011 .................................             --
    37,500      Golden Predator Royalty &
                Development Corp.*
                Exercise Price 1.34 CAD,
                Exp. 8/15/2011 .................................         14,795
    33,000      Kinross Gold Corp.*
                Exercise Price $21.29,
                Exp. 9/17/2014 .................................        129,550
    40,000      Primero Mining Corp.*
                Exercise Price 8.00 CAD,
                Exp. 7/20/2015 .................................         62,345
   100,000      Yukon-Nevada Gold Corp.*
                Exercise Price 3.00 CAD,
                Exp. 6/20/2012 .................................         10,959
                                                                   ------------
TOTAL WARRANTS
                (Cost $157,410) ................................      1,213,216
                                                                   ------------


--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.5%
 1,041,691      UMB Money Market Fiduciary, 0.01% ..............   $  1,041,691
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
                (Cost $1,041,691) ..............................      1,041,691
                                                                   ------------
TOTAL INVESTMENTS
                (Cost $57,418,385) ............ 100.4%              196,981,069
LIABILITIES  LESS OTHER ASSETS ................ (0.4)%                 (722,925)
                                                                   ------------
TOTAL NET ASSETS .............................. 100.0%             $196,188,144
                                                                   ============

ADR - American Depository Receipts.
CAD - Canadian Dollars.
* Non-income producing security.
^ Security valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
+ Illiquid security. Security is valued at fair value in
  accordance with procedures established by the Fund's Board of Trustees. # Security exempt from registration under Rule of the
  144A Securities Act of 1933, as amended, or otherwise restricted.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.


                       See notes to financial statements.

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS -- NOVEMBER 30, 2010 (CONTINUED)


                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                                PERCENT OF
                                                                INVESTMENT
COUNTRY                                     VALUE               SECURITIES
--------------------------------------------------------------------------------
Australia                                $   5,386,668               2.7%
Canada                                     143,000,465              72.6
Jersey                                      13,168,400               6.7
South Africa                                15,043,050               7.6
United States(1)                            20,382,486              10.4
--------------------------------------------------------------------------------
Total                                    $ 196,981,069             100.0%
--------------------------------------------------------------------------------
(1) Includes short-term investments.




                       See notes to financial statements.

                                 OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES -- NOVEMBER 30, 2010

ASSETS:
  Investments in unaffiliated issuers, at value
   (cost $57,418,385) ................................            $196,981,069
  Receivable from investments sold ...................                  45,549
  Interest and dividends receivable ..................                   8,681
  Receivable from fund shares sold ...................                 244,888
  Prepaid expenses and other assets ..................                  29,289
                                                                  ------------
   Total assets ......................................             197,309,476
                                                                  ------------

LIABILITIES:
  Payable from investments purchased .................                 316,590
  Payable from fund shares redeemed ..................                 226,007
  Due to investment adviser ..........................                 118,077
  Accrued distribution fees ..........................                 378,860
  Accrued Trustees' fees .............................                   2,314
  Accrued expenses and other liabilities .............                  79,484
                                                                  ------------
   Total liabilities .................................               1,121,332
                                                                  ------------
   Net Assets ........................................            $196,188,144
                                                                  ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value:
   unlimited shares authorized .......................            $ 43,169,379
  Accumulated net investment loss ....................              (1,766,791)
  Accumulated net realized gain on investments and
   foreign currency transactions .....................              15,222,872
  Net unrealized appreciation on investments and
   foreign currency translations .....................             139,562,684
                                                                  ------------
   Net Assets ........................................            $196,188,144
                                                                  ============
CALCULATION OF MAXIMUM OFFERING PRICE:
  INVESTOR CLASS:
   Net asset value and redemption price per share ....            $      30.53
   Maximum sales charge (4.50% of offering price) ....                    1.44
                                                                  ------------
   Offering price to public ..........................            $      31.97
                                                                  ------------
   Shares outstanding ................................               5,757,914
                                                                  ============

  ADVISOR CLASS:
   Net asset value and redemption price per share ....            $      30.65
                                                                  ------------
   Shares outstanding ................................                 665,091
                                                                  ============

   Total Shares outstanding ..........................               6,423,005
                                                                  ============



                       See notes to financial statements

                                 OCM GOLD FUND
            STATEMENT OF OPERATIONS -- YEAR ENDED NOVEMBER 30, 2010

INVESTMENT INCOME:
  Interest ................................................        $       793
  Dividend (net of foreign withholding taxes of $51,072)               574,695
                                                                   -----------
   Total investment income ................................            575,488
                                                                   -----------
EXPENSES:
  Investment advisory fees ................................          1,276,234
  Distribution fees - Investor Class ......................          1,248,675
  Distribution fees - Advisor Class(1) ....................             21,167
  Fund administration and accounting fees .................            218,132
  Transfer agent fees and expenses ........................             95,147
  Professional fees .......................................             85,291
  Federal and state registration fees .....................             38,631
  Custody fees ............................................             26,771
  Chief Compliance Officer fees ...........................             21,387
  Reports to shareholders .................................             19,387
  Trustees' fees ..........................................              8,919
  Other expenses ..........................................             10,614
                                                                   -----------
   Total expenses .........................................          3,070,355
                                                                   -----------
   Net investment loss ....................................         (2,494,867)
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and
   foreign currency transactions ..........................         16,484,021
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations .......         27,102,212
                                                                   -----------
   Net gain on investments ................................         43,586,233
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        $41,091,366
                                                                   ===========

--------
(1) Inception date of the Advisor Class was April 1, 2010.

                       See notes to financial statements.




                                    OCM GOLD
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                           NOV. 30,        NOV. 30,
                                                             2010            2009
                                                        ------------   ------------
OPERATIONS:
  Net investment loss ................................  $ (2,494,867)  $ (1,829,146)
  Net realized gain on investments and
   foreign currency transactions .....................    16,484,021      2,375,157
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations       27,102,212     78,181,649
                                                        ------------   ------------
  Net increase in net assets resulting from operations    41,091,366     78,727,660
                                                        ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  INVESTOR CLASS:
   Distributions paid from net realized gains ........    (3,437,477)      (205,832)
                                                        ------------   ------------
   Total distributions ...............................    (3,437,477)      (205,832)
                                                        ------------   ------------
FUND SHARE TRANSACTIONS:
  INVESTOR CLASS:
   Net proceeds from shares sold .....................    12,629,462     15,065,183
   Distributions reinvested ..........................     3,215,985        196,071
   Payment for shares redeemed(1) ....................   (33,353,842)   (12,602,400)
                                                        ------------   ------------
   Net increase/(decrease) in net assets from
    Investor Class share transactions ................   (17,508,395)     2,658,854
                                                        ------------   ------------
ADVISOR CLASS(2):
  Net proceeds from shares sold ......................    16,668,622           --
  Payment for shares redeemed(3) .....................      (459,104)          --
                                                        ------------   ------------
  Net increase in net assets from Advisor
   Class share transactions ..........................    16,209,518           --
                                                        ------------   ------------
  Net decrease in net assets from Fund
   share transactions ................................    (1,298,877)          --
                                                        ------------   ------------
TOTAL INCREASE IN NET ASSETS .........................    36,355,012     81,180,682
NET ASSETS, BEGINNING YEAR ...........................   159,833,132     78,652,450
                                                        ------------   ------------
NET ASSETS, END OF YEAR ..............................  $196,188,144   $159,833,132
                                                        ============   ============
ACCUMULATED NET INVESTMENT LOSS ......................  $ (1,766,791)  $   (609,507)
                                                        ============   ============



                       See notes to financial statements

                                    OCM GOLD
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year ended    Year ended
                                                          Nov. 30,      Nov. 30,
                                                           2010           2009
                                                        ----------    ----------
TRANSACTIONS IN SHARES:
  INVESTOR CLASS:
   Shares sold ...................................       503,451        791,188
   Shares issued on reinvestment of distributions        145,850          9,171
   Shares redeemed ...............................    (1,368,512)      (693,900)
                                                      ----------      ---------
   Net increase/(decrease) in Investor Class
    shares outstanding ...........................      (719,211)       106,459
                                                      ==========      =========
  ADVISOR CLASS(2):
   Shares sold ...................................       680,567           --
   Shares redeemed ...............................       (15,476)          --
                                                      ----------      ---------
   Net increase in Advisor Class
    shares outstanding ...........................       665,091           --
                                                      ==========      =========
   Net decrease in Fund shares outstanding .......       (54,120)          --
                                                      ==========      =========

--------

(1) Net of redemption fees of $12,463 and $4,351 for the year ended November 30, 2010 and 2009, respectively.
(2) Inception date of the Advisor Class was April 1, 2010.
(3) Net of redemption fees of $289 for the period ended November 30, 2010.



                       See notes to financial statements.

                                 OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 2010



NOTE 1. ORGANIZATION

     OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     Under FAIR VALUE MEASUREMENTS AND DISCLOSURES , various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o    Level 1 - quoted prices in active markets for identical securities

     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 2010 (CONTINUED)



     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets:



SECTOR                                     LEVEL 1      LEVEL 2   LEVEL 3       TOTAL
----------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------
  Major Gold Producers                   $ 66,688,646  $     --    $  --    $ 66,688,646
----------------------------------------------------------------------------------------
  Intermediate/Mid-Tier Gold Producers     62,640,051        --       --      62,640,051
----------------------------------------------------------------------------------------
  Junior Gold Producers                    15,722,783        --       --      15,722,783
----------------------------------------------------------------------------------------
  Exploration and Development Companies    23,507,361     670,948     --      24,178,309
----------------------------------------------------------------------------------------
  Primary Silver Producers                 10,741,865        --       --      10,741,865
----------------------------------------------------------------------------------------
  Other                                     5,952,208        --       --       5,952,208
----------------------------------------------------------------------------------------
EXCHANGE TRADED FUND                        8,802,300        --       --       8,802,300
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                       1,041,691        --       --       1,041,691
----------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------
  Major Gold Producers                        129,550        --       --         129,550
----------------------------------------------------------------------------------------
  Junior Gold Producers                        73,304        --       --          73,304
----------------------------------------------------------------------------------------
  Exploration and Development Companies        14,795     995,567     --       1,010,362
----------------------------------------------------------------------------------------
TOTAL                                    $195,314,554  $1,666,515  $  --    $196,981,069
----------------------------------------------------------------------------------------



     At November 30, 2010 Level 2 securities consisted of a security purchased in an initial public offering and warrants issued by one issuer. Such securities are categorized as Level 2 until the securities commence active trading or otherwise meet the necessary requirements to be categorized as Level 1. There were no other significant transfers between levels.

     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2010 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2010 are included within the realized and unrealized gain/ loss on investments section of the Statement of Operations.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 2010 (CONTINUED)



     Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

     The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     SHARE CLASSES - The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed "Investor Class shares." The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund's average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the periods ended November 30, 2010, the Investor Class and the Advisor Class received $12,463 and $289 in redemption fees, respectively.

     GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     DERIVATIVE INSTRUMENTS - Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund acquired 3 warrants during the year ended November 30, 2010, each of which was received as part of a purchase of the respective company's common stock or as a result of a corporate action. At November 30, 2010, the Fund held warrants as listed on the Schedule of Investments.

     SUBSEQUENT EVENTS - Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 2010 (CONTINUED)



NOTE 3. INVESTMENT ADVISORY AGREEMENT

     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

           ASSETS                                             FEE RATE
           -----------------------------------------------------------
           $0 to $50 million ........................          1.000%
           $50 million to $75 million ...............          0.875%
           $75 million to $100 million ..............          0.750%
           $100 million to $150 million .............          0.625%
           $150 million to $200 million .............          0.500%
           Over $200 million ........................          0.375%


NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund's Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. Fees incurred by the Fund under the Plan during the periods ended November 30, 2010 are reflected in the Statement of Operations. For the periods ended November 30, 2010, the Investor Class and the Advisor Class accrued $1,248,675 and $21,167, respectively, in expenses under the Plan.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2010 were $19,166,526 and $22,201,050, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

     At November 30, 2010, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

       Cost of investments .............................      $ 59,491,818
                                                              ============
       Unrealized appreciation .........................      $138,495,093
       Unrealized depreciation .........................        (1,005,842)
                                                              ------------
       Net unrealized appreciation on investments ......      $137,489,251
                                                              ============

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs"). The tax character of distributions paid during the fiscal years ended November 30, 2010 and 2009 was as follows:

                                                     2010           2009
                                                     ----           ----
      Ordinary income .....................       $     --        $   --
      Net long-term capital gains .........        3,437,477       205,832
                                                  ----------      --------
      Total distributions .................       $3,437,477      $205,832
                                                  ==========      ========

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 2010 (CONTINUED)


     As of November 30, 2010 the components of accumulated earnings on a tax basis were as follows:

        Undistributed ordinary income .................       $       --
        Undistributed long-term gains .................         15,529,514
                                                              ------------
        Tax accumulated earnings ......................         15,529,514
        Accumulated capital and other losses ..........               --
        Unrealized appreciation on investments ........        137,489,251
                                                              ------------
        Total accumulated earnings ....................       $153,018,765
                                                              ============

NOTE 7. CONCENTRATION OF RISK

     Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

     As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.



                                 OCM GOLD FUND
                              FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                         NOV. 30,    NOV. 30,    NOV. 30,   NOV. 30,    NOV. 30,
                                                           2010        2009       2008        2007       2006
                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)
Net asset value, beginning of year ...................  $  24.68    $  12.35    $ 21.49    $  20.44    $  12.85
                                                        --------    --------    -------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................     (0.43)      (0.29)     (0.31)      (0.27)      (0.29)
Net realized and unrealized gain/(loss) on investments
  and foreign currency transactions ..................      6.81       12.65      (7.41)       3.06        7.88
                                                        --------    --------    -------    --------    --------
Total from investment operations .....................      6.38       12.36      (7.72)       2.79        7.59
                                                        --------    --------    -------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .................      --          --         --          --          --
Distribution from net realized gains .................     (0.53)      (0.03)     (1.42)      (1.74)       --
                                                        --------    --------    -------    --------    --------
Total distributions ..................................     (0.53)      (0.03)     (1.42)      (1.74)       --
                                                        --------    --------    -------    --------    --------
Net asset value, end of year .........................  $  30.53    $  24.68    $ 12.35    $  21.49    $  20.44
                                                        ========    ========    =======    ========    ========
TOTAL RETURN* ........................................     26.70%     100.14%    (38.55)%     15.64%      59.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...................  $175,802    $159,833    $78,652    $136,241    $119,756
Ratio of expenses to average net assets ..............      1.93%       1.94%      1.99%       1.93%       2.07%
Ratio of net investment loss to average net assets ...     (1.57)%     (1.59)%    (1.58)%     (1.51)%     (1.64)%
Portfolio turnover rate ..............................        12%          6%         5%         11%         20%

-----------
* Assumes no sales charge.



                       See notes to financial statements.

                                 OCM GOLD FUND
                       FINANCIAL HIGHLIGHTS ADVISOR CLASS

                                                          FOR THE PERIOD
                                                          APRIL 1, 2010# -
                                                           NOV. 30, 2010
                                                          ----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

Net asset value, beginning of period ................          $ 22.24
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................            (0.13)
Net realized and unrealized gain on investments
and foreign currency transactions ...................             8.54
                                                               -------
Total from investment operations ....................             8.41
                                                               -------
LESS DISTRIBUTIONS:
Dividends from net investment income ................             --
Distribution from net realized gains ................             --
                                                               -------
Total distributions .................................             --
                                                               -------
Net asset value, end of period ......................          $ 30.65
                                                               =======

TOTAL RETURN ........................................            37.81%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................          $20,386
Ratio of expenses to average net assets .............             1.34%(1)
Ratio of net investment loss to average net assets               (0.98)%(1)
Portfolio turnover rate .............................               12%(2)

-------------
#   Inception date of Advisor Class.
(1) Annualized for periods less than one year.
(2) Not annualized for periods less than one year.



                       See notes to financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OCM Gold Fund (the "Fund"), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
January 27, 2011

                                 OCM GOLD FUND
      EXPENSE EXAMPLE - FOR THE PERIOD ENDED NOVEMBER 30, 2010 (UNAUDITED)

     As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010 (the "period").

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses for each respective class. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the periods.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each class' respective actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                                                  EXPENSES PAID
                             BEGINNING          ENDING            DURING THE
                           ACCOUNT VALUE     ACCOUNT VALUE      PERIOD ENDED
                           JUNE 1, 2010    NOVEMBER 30, 2010  NOVEMBER 30, 2010*
                           ---- -- ----    -------- --- ----  -------- --- ----
INVESTOR CLASS
Actual                       $1,000.00         $1,229.60           $10.50
Hypothetical (5% return
  before expenses)            1,000.00          1,015.59             9.50
ADVISOR CLASS
Actual                        1,000.00          1,232.90             7.50
Hypothetical (5% return
  before expenses)            1,000.00          1,018.28             6.78

--------

* Expenses are equal to the Investor Class' and Advisor Class' annualized expense ratios of 1.88% and 1.34%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                 OCM GOLD FUND
             INVESTMENTS BY SECTOR - NOVEMBER 30, 2010 (UNAUDITED)
                         AS A PERCENTAGE OF NET ASSETS

                Major Gold Producers                      34.1%
                Intermediate/Mid-Tier Gold Producers      31.9%
                Exploration and Development Companies     12.8%
                Junior Gold Producers                      8.1%
                Primary Silver Producers                   5.5%
                Exchange Traded Fund                       4.5%
                Other                                      3.0%
                Cash and Other Assets                      0.1%

     A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2010 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

     The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                        OCM GOLD FUND -- INVESTOR CLASS
              PERFORMANCE RESULTS -- YEAR ENDED NOVEMBER 30, 2010
      (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES
                    WHERE APPLICABLE FOR EACH PERIOD SHOWN.)


                          AVERAGE ANNUAL TOTAL RETURNS

                                                           PHILADELPHIA
                         INVESTOR          S&P 500(R)         GOLD &
                           CLASS             INDEX          SILVER INDEX
                           -----             -----          ------ -----

        1 year             21.01%             9.94%            16.91%
        5 year             22.31%             0.98%            14.28%
        10 year            26.52%             0.81%            17.69%


     The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since November 30, 2000.

                                                        PHILADELPHIA
                       INVESTOR         S&P 500(R)         GOLD &
                        CLASS             INDEX          SILVER INDEX
                        -----             -----          ------ -----
      11/30/00           9,539          10,000             10,000
      11/30/01          12,764           8,778             11,341
      11/30/02          20,407           7,328             13,900
      11/30/03          39,187           8,434             24,446
      11/30/04          35,146           9,518             24,057
      11/30/05          36,670          10,322             26,158
      11/30/06          58,329          11,791             34,460
      11/30/07          67,454          12,701             39,932
      11/30/08          41,453           7,863             23,969
      11/30/09          82,965           9,859             43,606
      11/30/10         105,118          10,839             50,979

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                         OCM GOLD FUND -- ADVISOR CLASS
              PERFORMANCE RESULTS -- YEAR ENDED NOVEMBER 30, 2010

                                                         PHILADELPHIA
                        ADVISOR         S&P 500(R)          GOLD &
                         CLASS            INDEX          SILVER INDEX
                         -----            -----          ------ -----
Cumulative Since
Inception on 4/1/10     37.81%             2.34%            29.70%


     The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

                                                                 PHILADELPHIA
                                    ADVISOR      S&P 500(R)          GOLD &
                                     CLASS         INDEX          SILVER INDEX
                                     -----         -----          ------ -----

                  4/1/10            10,000        10,000            10,000
                11/30/10            13,781        10,234            12,970


     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                 OCM GOLD FUND
          ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)



     On October 14, 2010, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o  the nature, extent and quality of the services provided by the Adviser

     o  the investment performance of the Fund

     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

     o  the expense ratio of the Fund

     In considering the nature,extent and quality of the services provided by the Adviser,the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser was providing essential services to the Fund.

     The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

     In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds.

     The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

     Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $3,437,477 as long-term capital gains distributed during the year ended November 30, 2010.



OCM GOLD FUND
Trustee and Officer Information (Unaudited)



Independent Trustees*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        OTHER
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee        Indefinite   Since 1999 Mr. Crary has been                   Scheid
1536 Holmes Street,         (Chairman of   Since 2004   the managing member of Crary Enterprises,     Vineyards,
Livermore, California 94550 the Board)                  LLC, a private investment company.               Inc.
Age 57                                                  Since 1988 Mr. Crary has been an
                                                        independent corporate financial advisor
                                                        and private investor in various biotechnology,
                                                        software and other early stage business
                                                        ventures. Mr. Crary began his business
                                                        career as an investment banker with E.F.
                                                        Hutton & Company Inc.


DOUG WEBENBAUER             Trustee        Indefinite   Chief Financial Officer of M.E. Fox &            None
1536 Holmes Street,                        Since 2005   Company, Inc., a beer distributor,
Livermore, California 94550                             since 1999.
Age 50


Interested Trustees and Officers**
-------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                    DIRECTORSHIPS
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL           Trustee,       Indefinite   President of Orrell Capital Management, Inc.      None
1536 Holmes Street,         President      Since 2004   since 1991.
Livermore, California 94550
Age 49

JACKLYN A. ORRELL***        Secretary and  One year     Secretary of Orrell Capital Management, Inc.       N/A
1536 Holmes Street,         Treasurer      term         since 1999.
Livermore, California 94550                Since 2004
Age 76

N. LYNN BOWLEY              Chief         At            Compliance Officer of Northern Lights              N/A
1536 Holmes Street,         Compliance    discretion    Compliance Services, LLC (01/07 - present);
Livermore, California 94550 Officer       of the Board  Vice President of Investment Support
Age 52                                    Since October Services for Mutual of Omaha
                                          2008          Companies (2002 - 2006).

------------
*    "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
**   An "interested" trustee a trustee who is deemed to be an "interested person" of the Fund, as defined in the is Investment Company Act of 1940.
     Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
***  Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                 OCM Gold Fund
                            Distributed by: Northern
                            Lights Distributors, LLC
                            4020 South 147th Street
                                Omaha, NE 68137               0195-NLD-1/27/2011

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant's Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                             Fiscal year ended           Fiscal year ended
                             November 30, 2010           November 30, 2009
                             ---------------------------------------------
Audit Fees                         $27,500                     $26,700
Audit-Related Fees                   $0                          $0
Tax Fees                           $4,300                      $4,175
All Other Fees                       $0                          $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2010 and 2009, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: January 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: January 31, 2011

By: /s/ Jacklyn Orrell
    ------------------
        Jacklyn Orrell
        Secretary and Treasurer

Date: January 31, 2011